                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-22317) of EarthLink Network, Inc. of our report dated January 29, 1998 appearing on page F-2 of this Form 10-K.


PRICE WATERHOUSE LLP

Costa Mesa, California
March 19, 1998